UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: December 31, 2018

Courtney R. Taylor

Emerging Markets Growth Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM

Semi-annual report for the six months ended December 31, 2018

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from the fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the fund’s website (capitalgroup.com/us/investments/ emerging-markets-growth-fund.html); you will be notified by mail and provided with a website link to access the report each time a report is posted.

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform the fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with the fund’s transfer agent or through your financial intermediary.

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets may be subject to risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
2	20 largest equity holdings
7	Investment portfolio
13	Financial statements
16	Notes to financial statements

Fellow investors:

Emerging markets stocks declined during the second half of 2018, undercut by China’s decelerating economy, heightened uncertainty over U.S.-China trade relations and rising U.S. interest rates. A strong U.S. dollar and trade tariffs also pressured equity prices. The value of Emerging Markets Growth Fund decreased 8.41% with dividends reinvested for the six months ended December 31, 2018, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI), lost 8.79%.*

Market review

Global markets were volatile. A brewing trade war involving the U.S., China and Europe reverberated around the world and signs of slowing global economic growth pressured stocks and commodities. At the same time, the dollar’s rebound and U.S. interest rate increases raised questions about the vulnerabilities of developing countries with high levels of dollar debt. Central banks in several developing countries hiked interest rates in attempts to stem capital flight and protect their currencies. The Turkish lira, Argentine peso and several other emerging markets currencies sank to multiyear lows.

Almost all sectors in the MSCI Emerging Markets IMI declined. Shares of several leading Asian technology companies —which rank among the largest by weight in the benchmark index — retreated after strong returns over the past two years. Chinese technology giants fell on concerns around valuation and the

*	Unless otherwise noted, country and sector returns are based on MSCI EM IMI indices, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Results at a glance

	Cumulative total returns		Average annual total returns
For periods ended December 31, 2018, with distributions reinvested	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Emerging Markets Growth Fund (Class M shares)	–8.41%	–14.60%	9.74%	0.72%	6.83%	12.64%
MSCI Emerging Markets IMI[2,3]	–8.79	–15.05	8.51	1.56	8.24	9.79	[4]
MSCI Emerging Markets Index[3,5]	–8.49	–14.58	9.25	1.65	8.02	9.75	[4]

[1]	Since May 30, 1986.
[2]	Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with dividends gross of withholding taxes from December 31, 1987, to December 31, 2000, and with dividends net of withholding taxes from January 1, 2001, to November 30, 2007, and using the MSCI Emerging Markets IMI with dividends net of withholding taxes thereafter.
[3]	The indices are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Source: MSCI.
[4]	The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986, to December 31, 1987.
[5]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

The total annual fund operating expense ratio for Class M shares is 0.87% as of the most recent fiscal year-end, and is 0.89% including “acquired fund” fees and expenses.

Emerging Markets Growth Fund	1

20 largest equity holdings

	Percent of net assets as of 12/31/18	Price change for the 6 months ended 12/31/18*
Taiwan Semiconductor Manufacturing	4.4%	2.6%
Samsung Electronics	4.2	–17.4
China Overseas Land & Investment	3.0	4.3
AIA Group	2.8	–5.1
Tencent Holdings	2.8	–20.1
HDFC Bank	2.7	–1.3
Ctrip.com International	2.4	–43.2
Longfor Properties	2.2	10.9
China Resources Land	2.2	14.0
ICICI Bank	2.2	28.3
Galaxy Entertainment Group	2.0	–17.9
Jiangsu Hengrui Medicine	1.9	–32.4
Astra International	1.7	23.8
América Móvil	1.7	–14.5
Ping An Insurance Group	1.6	–4.0
Carlsberg	1.5	–9.8
Alibaba Group Holding	1.5	–26.1
Huazhu Group	1.4	–31.8
Sberbank of Russia	1.3	–23.8
Naspers	1.3	–20.9
Total	44.8%

*	The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.

pace of consumer spending in China; electronic components suppliers in Asia were hit by uncertainty over trade tariffs and a slowdown in orders for next-generation smartphones.

Chinese stocks declined the most among Asian countries. The MSCI China IMI tumbled 17.59%. Stocks fell as China’s economy slowed and the country’s trade clash with the U.S. intensified, which caused uncertainty among businesses and consumers and hurt sentiment for emerging markets more broadly. Growth in sales of cars, retail goods and homes all weakened. Industrial production also fell. Challenging conditions hit the Chinese renminbi, which fell 3.50% against the dollar.

China’s slowdown came after government leaders cut back on stimulus measures and tightened credit to help reduce debt and curb risks in parts of the economy. Top party officials in Beijing have loosened monetary policy and pledged more tax cuts and funds for infrastructure projects to help stabilize the economy and shore up market confidence. And on December 1, U.S. and Chinese leaders agreed to a 90-day negotiating timeline that might resolve their differences.

Indian stocks fell 1.24% despite strong economic growth. Cautious sentiment stemmed from the price of oil, tighter monetary policy and nonperforming loans at state-owned banks and specialty lenders. Nervousness ahead of an election year and relatively high valuations for Indian equities compared with other developing countries also affected stock prices. India is a large oil importer. However, oil prices fell sharply late in the year, relieving some pressure on the country’s current account deficit. The Indian rupee traded at record lows against the dollar and lost 1.86% during the period.

Asian markets finished mixed overall. South Korean equities dropped 12.51% and Taiwanese stocks fell 9.17%. Both countries are key players in the global technology supply chain. Meanwhile, Indonesian stocks surged 8.70%, gaining largely after oil prices plunged. Indonesia is a net importer of oil and the government was unwilling to raise fuel prices in advance of elections this year. Despite struggles with oil prices, Indonesia’s economy grew at a rate above 5%, which ranked among the best worldwide.

In Latin America, Brazilian stocks surged 20.08%. Equities gained on slowly improving economic growth and after right-wing candidate Jair Bolsonaro won October’s election over a socialist-party leader. Bolsanaro, who took office January 1, has voiced his hope of

2	Emerging Markets Growth Fund

Where the fund’s assets were invested

	Percent of net assets					MSCI EM IMI[1]		Value of holdings 12/31/18
	12/31/17		6/30/18		12/31/18	6/30/18	12/31/18	(in thousands)

Asia-Pacific
China	24.4%		25.9%		27.2%	30.6%	28.3%	$593,451
Hong Kong	7.1		8.1		7.7	—	—	168,567
India	11.3		11.6		12.8	9.4	10.2	278,541
Indonesia	5.2		5.0		6.5	2.0	2.3	141,612
Malaysia	.5		.1		—	2.4	2.5	—
Philippines	2.0		2.4		3.1	.9	1.1	67,460
Singapore	.9		.7		.7	—	—	15,336
South Korea	5.7		5.1		4.9	15.1	14.3	107,736
Taiwan	5.9		5.9		6.0	12.6	12.2	131,628
Thailand	.9		.3		—	2.3	2.6	—
Vietnam	—		1.3		1.7	—	—	36,265
	63.9		66.4		70.6	75.3	73.5	1,540,596

Latin America
Argentina	.4		.3		.6	—	—	12,147
Brazil	7.0		5.9		6.4	5.7	7.4	138,980
Chile	1.3		1.1		.7	1.1	1.2	14,910
Mexico	2.5		2.2		2.2	2.9	2.8	47,157
Peru	1.4		1.2		1.3	.4	.4	29,156
	12.6		10.7		11.1	10.1	11.8	242,350

Eastern Europe and Middle East
Greece	—		—		—	.4	.3	—
Hungary	.2		.2		.2	.3	.3	3,819
Romania	—		—				.1	2,685
Russia	5.6		6.4		5.5	3.2	3.4	120,402
Saudi Arabia	.9		.9		.1	—	—	2,268
Slovenia	—		—				.5	11,973
Turkey	.4		.5		1.1	.8	.7	23,061
United Arab Emirates	.5		.5		.5	.6	.7	11,116
	7.6		8.5		8.0	5.3	5.4	175,324

Africa
South Africa	6.3		4.9		4.4	6.4	6.2	95,435
	6.3		4.9		4.4	6.4	6.2	95,435

Other markets[3]
Australia	—	[2]	.2		.2			3,251
Canada	.3		—		—			—
Denmark	1.4		1.5		1.5			33,695
France	—	[2]	—	[2]	— [2]			927
Italy	.2		.2		—			—
Netherlands	—	[2]	—	[2]	—			—
Norway	.1		.1		.1			2,019
United Kingdom	.8		.7		.4			8,173
United States of America	3.2		3.0		1.7			37,114
	6.0		5.7		3.9			85,179

Short-term securities and other assets less liabilities	3.6		3.8		2.0			42,936
Total net assets	100.0%		100.0%		100.0%			$2,181,820

[1]	A dash indicates that the market is not included in the index. Source: MSCI.
[2]	Amount less than .1%
[3]	Includes investments in companies incorporated in other regions that have significant operations in emerging markets.

Emerging Markets Growth Fund	3

reforming Brazil’s pension system and tackling other measures to revive growth in Latin America’s largest economy. But the shape those policies take — and the support they receive — remain unclear given the country’s divided legislature.

Mexican stocks fell 13.04%. While Mexico reached a deal with the U.S. to restructure the North American Free Trade Agreement — renamed the United States-Mexico-Canada Agreement — the election of leftist president Andrés Manuel López Obrador raised concerns over the direction of the country’s economic policies and business investment.

Portfolio review

The choice of Chinese property developers in the real estate sector helped relative returns. Shares of China Overseas Land & Investment, China Resources Land and Longfor Group all gained even as home sales slowed in China. With solid balance sheets and attractive valuations, these companies are anticipated to benefit from improving inventory levels in major Chinese cities. Tighter access to credit has also squeezed smaller rivals. There’s hope that the government will relax home buying restrictions as part of a plan to boost consumer confidence, which has been hurt by the U.S. trade war.

Investments in Indian private sector banks supported returns. Shares of ICICI Bank surged after it swung to a profit and reported a decrease in nonperforming loans for the quarter ended September 30. HDFC Bank was another contributor. HDFC continued to report stable asset quality and loan growth.

Holdings in Indonesia contributed. Conglomerate Astra International, which sells automotive vehicles and heavy equipment, reported solid results for the nine months ended September 30. Profit rose 21% and sales grew 16%. Shares of Bank Central Asia advanced on a growing loan book and a strong deposit base.

Positioning in the information technology sector also helped. Compared with the benchmark, the fund was less exposed to share price declines from some Chinese technology companies and Asian suppliers of semiconductor components.

In contrast, holdings in the Chinese health care sector detracted on a relative basis. Shares of Shanghai Fosun Pharmaceutical and Jiangsu Hengrui Medicine both declined on broader market pressures. A vaccine scandal not related to either company’s business roiled Chinese pharmaceutical stocks in July and August, leading to increased government scrutiny of manufacturing facilities. Government officials also laid out plans to lower generic drug prices and speed up approvals for foreign firms to sell in China.

	Six months ended 12/31/18
	Expressed in	Expressed in
Percent change in key markets*	U.S. dollars	local currency

Asia-Pacific
China	–17.59%	–17.68%
India	–1.24	0.64
Indonesia	8.70	9.08
Malaysia	–4.04	–1.83
Philippines	5.62	4.07
South Korea	–12.51	–12.40
Taiwan	–9.17	–8.43
Thailand	1.17	–0.57

Latin America
Brazil	20.08	20.97
Chile	–9.87	–3.92
Colombia	–22.69	–14.51
Mexico	–13.04	–12.87
Peru	–5.17	–5.10

Eastern Europe and Middle East
Czech Republic	–6.01	–5.03
Greece	–25.59	–24.00
Hungary	10.11	9.62
Pakistan	–24.45	–13.66
Poland	6.16	6.52
Qatar	20.06	20.07
Russia	–3.62	5.13
Turkey	–18.17	–4.97
United Arab Emirates	–3.59	–3.59

Africa
Egypt	–19.23	–19.09
South Africa	–10.57	–6.13

Emerging Markets Growth Fund	–8.41%

*	The market indices, which are based on the MSCI Emerging Markets Investable Market Index, reflect dividends net of withholding taxes and are unmanaged and therefore, have no expenses. Investors cannot invest directly in the indices. Source: MSCI.

4	Emerging Markets Growth Fund

Chinese travel bookings website Ctrip.com was another top detractor. Its shares declined on a weak profit margin forecast, with the company citing economic uncertainty related to the U.S.-China trade dispute.

Investments in Hong Kong–listed casino operators Wynn Macau and Galaxy Entertainment detracted. Both companies posted higher revenue and profit for the three months ended September 30. But signs of a spending slowdown in Macau —partly related to weakening consumer confidence in China — weighed on the shares of both companies. Looking ahead, new rail infrastructure and bridges into Macau may help drive more visitors from China to the gaming enclave.

Outlook

It’s been a tough environment for emerging markets equities, and we would expect some bouts of volatility in the months ahead. There is uncertainty about the pace of global growth and whether U.S. and Chinese leaders can resolve their trade differences. Dollar strength remains a headwind as well.

Sentiment for developing-country stocks could also be challenged by leadership changes in Brazil and Mexico, where new administrations may disappoint investors with their economic agendas.

Despite current challenges, we believe longer term trends such as the growth of mobile services on internet-connected devices, an expanding consumer class in Asia and widening demand for specialty semiconductors look sustainable.

We also believe corporate fundamentals in developing countries look encouraging. Cash flows have improved and debt levels have decreased. In aggregate, profits for emerging markets companies are still projected to grow in the low double-digits in 2019. Valuations compared with developed markets look attractive as well.

We invest on a company-by-company basis, seeking businesses that are potential beneficiaries of increasing consumer spending power, improving economies and demand related to internet-connected products and services. In this environment, managers are also focused on companies with stronger balance sheets, those with leading market share positions and those having company-specific catalysts that can potentially drive future revenue and earnings growth regardless of macro uncertainty.

By region, the portfolio has the highest exposure to Asia, particularly China and India.

On a sector basis, approximately 27% of the portfolio is invested in financial stocks. Managers are primarily focused on banks in Asian countries where economic growth looks promising. This includes private sector banks in India that they believe have good asset quality and can continue to take market share from less nimble state-run banks. Asian-based insurers and Chinese financial companies selling products to China’s middle class and high-net-worth individuals are another area of emphasis.

Holdings in consumer discretionary companies — ranging from businesses involved in online services, travel, entertainment and lodging — make up close to 17% of the fund’s net assets. Selective investments in Chinese property companies with strong brand equity, solid balance sheets and access to capital are also well-represented in the portfolio. Semiconductor companies with dominant market share positions in the manufacture and design of components are among the portfolio’s core holdings.

We thank you for the trust you have placed in us and for your continued investment in the fund, and look forward to reporting to you again in six months.

Sincerely,

Victor D. Kohn

President

February 20, 2019

Emerging Markets Growth Fund	5

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc., one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

6	Emerging Markets Growth Fund

Investment portfolio December 31, 2018	unaudited

Industry sector diversification	Percent of net assets

Common stocks 97.94%	Shares	Value (000)
Asia-Pacific 70.52%
China 27.20%
AAC Technologies Holdings Inc.	74,000	$429
Alibaba Group Holding Ltd. (ADR)[1]	242,580	33,250
BeiGene, Ltd. (ADR)[1]	193,372	27,122
China Gas Holdings Ltd.	1,113,200	3,966
China International Capital Corp. Ltd., Class H	2,372,062	4,453
China Merchants Bank Co., Ltd., Class H	6,057,500	22,202
China Oilfield Services Ltd., Class H	10,958,000	9,418
China Overseas Land & Investment Ltd.	19,213,950	66,005
China Pacific Insurance (Group) Co., Ltd., Class H	1,735,981	5,620
China Resources Land Ltd.	12,255,181	47,108
China Tower Corp. Ltd., Class H1	33,920,000	6,411
China Unicom (Hong Kong) Ltd.	3,482,000	3,717
CNOOC Ltd. (ADR)	19,400	2,957
Ctrip.com International, Ltd. (ADR)[1]	1,938,417	52,454
Huazhu Group Ltd. (ADR)	1,064,000	30,462
Hutchison China MediTech Ltd.	2,818	126
Hutchison China MediTech Ltd. (ADR)[1]	386,767	8,930
HUYA, Inc. (ADR)[1]	26,200	406
IMAX China Holding, Inc.	3,199,488	8,499
Inner Mongolia Yili Industrial Group Co., Ltd., Class A2	2,241,005	7,506
JD.com, Inc., Class A (ADR)	16,718	350
Jiangsu Hengrui Medicine Co., Ltd., Class A2	5,495,711	42,464
Kweichow Moutai Co., Ltd., Class A2	30,300	2,601
Longfor Group Holdings Ltd.	16,334,613	48,813
Midea Group Co., Ltd., Class A2	1,420,416	7,670
Noah Holdings Ltd., Class A (ADR)[1]	467,100	20,235
Pinduoduo Inc. (ADR)[1]	191,385	4,295
Ping An Insurance (Group) Co. of China, Ltd., Class H	3,878,700	34,252
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H	6,870,594	20,180
Shanghai Pharmaceutical (Group) Co., Ltd., Class H	4,085,800	8,307
Sun Art Retail Group Ltd.	1,863,000	1,899
Tencent Holdings Ltd.	1,529,800	61,344
		593,451

Hong Kong 7.73%
AIA Group Ltd.	7,421,800	61,607
Galaxy Entertainment Group Ltd.	7,024,000	44,671
Goodbaby International Holdings Ltd.	3,764,000	1,182
Hong Kong Exchanges and Clearing Ltd.	357,200	10,337
Jardine Matheson Holdings Ltd.	11,000	765
MGM China Holdings, Ltd.	2,466,000	4,138
Minth Group Ltd.	2,037,369	6,570
NagaCorp Ltd.	6,814,000	7,327
Sands China Ltd.	1,523,200	6,672

Emerging Markets Growth Fund	7

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
Hong Kong (continued)
WH Group Limited	2,956,455	$2,277
Wynn Macau, Ltd.	7,785,829	16,983
Xin Point Holdings Ltd.	17,775,000	6,038
		168,567

India 12.68%
Bharti Airtel Ltd.	3,748,497	16,779
CRISIL Ltd.	91,272	2,109
Godrej Consumer Products Ltd.	1,753,290	20,358
HDFC Asset Management Co., Ltd.[1]	165	4
HDFC Bank Ltd.	1,003,472	30,496
HDFC Bank Ltd. (ADR)	264,000	27,348
Housing Development Finance Corp. Ltd.	828,723	23,365
ICICI Bank Ltd.	4,253,229	21,941
ICICI Bank Ltd. (ADR)	2,445,770	25,167
IndusInd Bank Ltd.	1,220,027	27,948
Info Edge (India) Ltd.	542,141	11,187
ITC Ltd.	631,861	2,549
Kotak Mahindra Bank Ltd.	983,714	17,704
Maruti Suzuki India Ltd.	50,528	5,403
Nestlé India Ltd.	24,666	3,916
Oracle Financial Services Software Ltd.	9,803	521
Piramal Enterprises Ltd.	112,175	3,827
Quess Corp Ltd.	556,972	5,268
Tata Steel Ltd.	1,217,166	9,084
TeamLease Services Ltd.	384,017	15,752
United Spirits Ltd.[1]	640,771	5,835
		276,561

Indonesia 6.49%
Astra International Tbk PT2	64,613,100	36,848
Bank Central Asia Tbk PT2	11,535,800	20,815
Bank Mandiri (Persero) Tbk PT, Series B2	21,893,708	11,185
Bank Rakyat Indonesia (Persero) Tbk PT2	58,556,000	14,852
Elang Mahkota Teknologi Tbk PT2	44,422,400	25,965
Indocement Tunggal Prakarsa Tbk PT2	1,231,100	1,583
Matahari Department Store Tbk PT2	22,843,700	8,920
PT Surya Citra Media Tbk[2]	113,449,600	14,783
Semen Indonesia (Persero) Tbk PT2	8,353,500	6,661
		141,612

Philippines 3.09%
Ayala Corp.[2]	694,340	11,893
Bank of the Philippine Islands[2]	7,937,789	14,187
Bloomberry Resorts Corp.[2]	110,486,500	19,768
International Container Terminal Services, Inc.[2]	11,363,408	21,612
		67,460

Singapore 0.70%
Yoma Strategic Holdings Ltd.	61,477,805	15,336

South Korea 4.94%
Hugel, Inc.[1,2]	11,830	4,034
Hyundai Motor Co.[2]	104,837	11,113
NAVER Corp.[2]	2,415	265
Samsung Electronics Co., Ltd.[2]	2,186,303	75,517
Samsung Electronics Co., Ltd. (GDR)[3]	18,002	15,608
Samsung Electronics Co., Ltd., nonvoting preferred[2]	42,300	1,199
		107,736

8	Emerging Markets Growth Fund

	Shares	Value (000)
Taiwan 6.03%
CTCI Corp.[2]	5,613,100	$8,102
Delta Electronics, Inc.[2]	77,521	326
E.SUN Financial Holding Co., Ltd.[2]	419,476	274
MediaTek Inc.[2]	3,210,000	23,764
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	13,165,094	95,875
Vanguard International Semiconductor Corp.[2]	1,718,000	3,287
		131,628

Vietnam 1.66%
Masan Group Corp.[1,2]	3,231,980	10,787
Vinhomes JSC[1,2]	8,018,825	25,478
		36,265

Total Asia-Pacific		1,538,616

Latin America 11.11%
Argentina 0.56%
Grupo Financiero Galicia SA, Class B	5	—	[4]
Loma Negra Compania Industrial Argentina SA (ADR)[1]	1,091,379	12,147
		12,147

Brazil 6.37%
CCR SA, ordinary nominative	5,069,389	14,649
Centro de Imagem Diagnosticos SA	3,325,200	11,419
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	2,194,490	7,848
Cyrela Brazil Realty SA, ordinary nominative	2,530,100	10,099
ENGIE Brasil Energia SA, ordinary nominative (ADR)	6	—	[4]
Estre Ambiental Inc.[2,3,5]	739,920	767
GOL Linhas Aéreas Inteligentes SA, preferred nominative (ADR)[1]	714,800	9,686
Hypera SA, ordinary nominative	1,980,917	15,435
IRB Brasil Resseguros SA	429,700	9,253
Lojas Americanas SA, ordinary nominative	1,151,677	4,466
Lojas Americanas SA, preferred nominative	1,922,000	9,769
Nexa Resources SA	766,900	9,126
OdontoPrev SA, ordinary nominative	168,200	597
Omega Geracao SA	813,500	3,663
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	177,300	2,307
Petróleo Brasileiro SA (Petrobras), preferred nominative	1,008,100	5,899
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	406,100	4,707
Vale SA, ordinary nominative	525,753	6,918
Vale SA, ordinary nominative (ADR)	937,993	12,372
		138,980

Chile 0.68%
Enel Américas SA	385,191	68
Enel Américas SA (ADR)	848,691	7,570
Inversiones La Construcción SA	452,526	7,272
		14,910

Mexico 2.16%
América Móvil, SAB de CV, Series L (ADR)	2,551,235	36,355
Banco del Bajio, SA	3,165,800	6,181
Controladora Vuela Compañía de Aviación, SAB de CV,
ordinary participation certificates, Class A	677,200	361
Fibra Uno Administración, SA de CV REIT	1,123,934	1,249
Fomento Económico Mexicano, SAB de CV	350,600	3,011
		47,157

Peru 1.34%
Credicorp Ltd.	131,528	29,156

Total Latin America		242,350

Eastern Europe and Middle East 8.04%

Hungary 0.18%
Wizz Air Holdings PLC[1]	106,929	3,819

Emerging Markets Growth Fund	9

Common stocks (continued)	Shares	Value (000)
Eastern Europe and Middle East (continued)
Kingdom of Saudi Arabia 0.10%
Al Rajhi Banking and Investment Corp., non-registered shares	37,900	$884
Savola Group Co.	193,778	1,384
		2,268

Romania 0.12%
OMV Petrom SA	36,484,776	2,685

Russian Federation 5.52%
Aeroflot - Russian Airlines PJSC[2]	3,862,058	5,608
Alrosa PJSC[2]	16,835,608	23,829
Baring Vostok Capital Fund IV Supplemental Fund, LP1,2,5,6,7,8	39,747,144	16,499
Baring Vostok Private Equity Fund IV, LP1,2,5,6,7,8	22,481,017	12,637
Detsky Mir PJSC[2]	1,317,840	1,711
Globaltrans Investment PLC (GDR)	22,701	206
Moscow Exchange MICEX-RTS PJSC[2]	8,581,547	9,976
New Century Capital Partners, LP1,2,5,6,8	5,247,900	382
Rosneft Oil Co. PJSC (GDR)	732,700	4,528
Sberbank of Russia PJSC[2]	2,419,579	6,469
Sberbank of Russia PJSC (ADR)	2,096,600	22,979
Sistema PJSFC[2]	438,652	50
TCS Group Holding PLC (GDR)[3]	145,500	2,264
TCS Group Holding PLC (GDR)	267,400	4,161
Yandex NV, Class A1	332,835	9,103
		120,402

Slovenia 0.55%
Nova Ljubljanska banka dd (GDR)[1]	803,200	11,973

Turkey 1.06%
Akbank TAS	17,791,650	23,061
Aktas Elektrik Ticaret AS1,2,5	4,273	—	[4]
		23,061

United Arab Emirates 0.51%
DP World Ltd.	482,055	8,243
First Abu Dhabi Bank PJSC, non-registered shares	748,381	2,873
		11,116

Total Eastern Europe and Middle East		175,324

Africa 4.37% South Africa 4.37%
AngloGold Ashanti Ltd.	42,120	532
Dis-Chem Pharmacies Ltd.	2,226,079	4,485
Discovery Ltd.	2,028,221	22,526
JSE Ltd.	1,172,165	13,488
Mr Price Group Ltd.	179,591	3,073
MTN Group Ltd.	87,904	544
Naspers Ltd., Class N	145,091	29,167
Shoprite Holdings Ltd.	1,463,406	19,341
Telkom SA SOC Ltd.[1]	518,031	2,279
		95,435

Other markets 3.90%
Australia 0.15%
Newcrest Mining Ltd.	30,752	472
Oil Search Ltd.	550,962	2,779
		3,251

Denmark 1.54%
Carlsberg A/S, Class B2	317,121	33,695

10	Emerging Markets Growth Fund

	Shares		Value (000)
France 0.04%
Edenred SA		25,185	$927

Norway 0.09%
Borr Drilling Ltd.[2]		126,738	313
BW LPG Ltd.[1,2]		564,046	1,706
			2,019

United Kingdom 0.38%
British American Tobacco PLC		32,900	1,048
PZ Cussons PLC		975,720	2,646
Sedibelo Platinum Mines Ltd.[1,2,5]		17,665,800	4,479
			8,173

United States 1.70%
AES Corp.		42,300	612
Capital International Private Equity Fund IV LP1,2,5,6,7,8,9		50,842,740	132
Ensco PLC, Class A		1,085,700	3,865
MercadoLibre, Inc.		92,048	26,956
Samsonite International SA		1,952,699	5,549
			37,114

Total Other markets			85,179

Total common stocks (cost: $1,827,128,000)			2,136,904

Convertible stocks 0.09%
Asia-Pacific 0.09%
India 0.09%
Piramal Enterprises Ltd., convertible debenture, 7.80% 2019[2]		1,492	1,980

Total convertible stocks (cost: $2,472,000)			1,980

Convertible bonds 0.00%	Principal amount (000)
Asia-Pacific 0.00%
China 0.00%
Fu Ji Food and Catering Services Holdings Ltd., convertible notes, 0% 2020[2,5,10]	CNY	97,700	—	[4]

Total convertible bonds (cost: $0)			—	[4]

Short-term securities 0.99%
Federal Home Loan Bank 2.15% due 1/2/2019		$11,500	11,497
Starbird Funding Corp. 2.42% due 1/2/2019[3]		10,000	9,998

Total short-term securities (cost: $21,499,000)			21,495
Total investment securities 99.02% (cost: $1,851,099,000)			2,160,379
Other assets less liabilities 0.98%			21,441

Net assets 100.00%			2,181,820

Forward currency contracts

Contract amount				Unrealized depreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD29,196	CNH203,217	JPMorgan Chase	1/7/2019	$(393)
USD29,195	CNH203,218	Citibank	1/7/2019	(394)
				$(787)

Emerging Markets Growth Fund	11

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. Further details on these holdings and related transactions during the six months ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Common stocks 0.00%
Other markets 0.00%
Netherlands 0.00%

International Hospital Corp. Holding NV, Class A1,2,5,11	609,873	—	609,873	—	$(7,281)	$7,609	$—	$—
United States 0.00%

Capital International Private Equity Fund IV LP1,2,5,6,7,8	50,842,740	—	—	50,842,740	—	(56)	—	132
								132
Convertible stocks 0.00%
Other markets 0.00%
Netherlands 0.00%

International Hospital Corp. Holding NV, Series B, cumulative convertible preferred[1,2,5,11]	622,354	—	622,354	—	(2,759)	3,093	—	—
Total 0.00%					$(10,040)	$10,646	$—	$132

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $649,567,000, which represented 29.77% of the net assets of the fund. This amount includes $612,691,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $28,637,000, which represented 1.31% of the net assets of the fund.
[4]	Amount less than one thousand.
[5]	Value determined using significant unobservable inputs.
[6]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnership is reported.
[7]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[9]	Represents an affiliated company as defined under the Investment Company Act of 1940. Capital International Private Equity Fund IV LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[10]	Scheduled interest and/or principal payment was not received.
[11]	Unaffiliated issuer at 12/31/2018.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Capital Fund IV Supplemental Fund, LP	10/8/2007	$32,756	$16,499	.76%
Baring Vostok Private Equity Fund IV, LP	4/25/2007	17,127	12,637	.58
New Century Capital Partners, LP	12/7/1995	—	382	.02
Capital International Private Equity Fund IV LP	3/29/2005	7,098	132	.01
Total private placement securities		$56,981	$29,650	1.37%

Key to abbreviations and symbol

ADR = American Depositary Receipts

CNH = Chinese yuan renminbi

CNY = Chinese yuan renminbi

GDR = Global Depositary Receipts

USD/$ = U.S. dollars

See notes to financial statements

12	Emerging Markets Growth Fund

Financial statements

Statement of assets and liabilities at December 31, 2018	unaudited (dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,844,001)	$2,160,247
Affiliated issuers (cost: $7,098)	132	$2,160,379
Cash		389
Cash pledged for forward currency contracts		320
Cash denominated in currencies other than U.S. dollars (cost: $22,516)		22,723
Receivables for:
Sales of investments	2,044
Sales of fund’s shares	384
Dividends	3,102
Other	2	5,532
		2,189,343
Liabilities:
Unrealized depreciation on open forward currency contracts		787
Payables for:
Purchases of investments	2,428
Repurchases of fund’s shares	547
Investment advisory services	1,424
Services provided by related parties	1
Directors’ deferred compensation	1,712
Non-U.S. taxes	245
Other	379	6,736
Net assets at December 31, 2018		$2,181,820

Net assets consist of:
Capital paid in on shares of capital stock		$1,875,994
Total distributable earnings		305,826

Net assets at December 31, 2018		$2,181,820

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000 shares,
$.01 par value (309,499 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class M	$2,163,460	306,892	$7.05
Class F-3	18,351	2,606	7.04
Class R-6	9	1	7.05

See notes to financial statements

Emerging Markets Growth Fund	13

Statement of operations for the six months ended December 31, 2018	unaudited (dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $1,397)	$18,770
Interest (net of non-U.S. taxes of $89)	2,160	$20,930
Fees and expenses*:
Investment advisory services	8,698
Transfer agent services	2
Administrative services	3
Reports to shareholders	8
Registration statement and prospectus	47
Directors’ compensation	(112)
Auditing and legal	184
Custodian	678
State and local taxes	15
Other	105
Total fees and expenses before reimbursements	9,628
Less transfer agent services reimbursements	— †
Total fees and expenses after reimbursements		9,628
Net investment income		11,302

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	56,106
Affiliated issuers	(10,040)
Forward currency contracts	(77)
Currency transactions	(714)	45,275
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(272,698)
Affiliated issuers	10,646
Forward currency contracts	(787)
Currency translations	2,021	(260,818)
Net realized gain and unrealized depreciation		(215,543)

Net decrease in net assets resulting from operations		$(204,241)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements

14	Emerging Markets Growth Fund

Statements of changes in net assets

(dollars in thousands)

	Six months ended December 31, 2018*	Year ended June 30, 2018
Operations:
Net investment income	$11,302	$28,269
Net realized gain	45,275	289,278
Net unrealized depreciation	(260,818)	(98,347)
Net (decrease) increase in net assets resulting from operations	(204,241)	219,200

Distributions paid to shareholders	(47,815)	(30,240)

Net capital share transactions	(59,475)	(240,936)

Total decrease in net assets	(311,531)	(51,976)

Net assets:
Beginning of period	2,493,351	2,545,327
End of period	$2,181,820	$2,493,351

*	Unaudited.

See notes to financial statements

Emerging Markets Growth Fund	15

Notes to financial statements	unaudited

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

The fund has three share classes consisting of two retail share classes (Classes M and F-3), and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes M* and F-3	None	None	None
Class R-6	None	None	None
*	Class M shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares redeemed — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

16	Emerging Markets Growth Fund

3. Valuation

Capital International, Inc. (“CIInc”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues.

Emerging Markets Growth Fund	17

The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Asia-Pacific	$1,009,282	$529,334	$—		$1,538,616
Latin America	241,583	—	767		242,350
Eastern Europe and Middle East	98,163	47,643	29,518		175,324
Africa	95,435	—	—		95,435
Other markets	44,854	35,714	4,611		85,179
Convertible stocks	—	1,980	—		1,980
Convertible bonds	—	—	—	[1]	—	[1]
Short-term securities	—	21,495	—		21,495
Total	$1,489,317	$636,166	$34,896		$2,160,379

	Other investments[2]
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(787)	$—	$(787)

[1]	Amount less than one thousand.
[2]	Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended December 31, 2018 (dollars in thousands):

	Beginning value at 7/1/2018	Transfers into Level 3[3]	Purchases	Sales	Net realized loss[4]	Unrealized depreciation[4]	Transfers out of Level 3[3]	Ending value at 12/31/2018
Private equity funds	$32,620	$—	$614	$—	$—	($3,584)	$—	$29,650
Other securities	12,348	13,782	1,253	(1,474)	(10,040)	(2,304)	(8,319)	5,246
Total	$44,968	$13,782	$1,867	($1,474)	($10,040)	($5,888)	($8,319)	$34,896
Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2018								$(3,256)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or

18	Emerging Markets Growth Fund

market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of December 31, 2018.

The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Investment strategy	Fair Value	Unfunded commitment*	Remaining life†	Redemption terms	Unobservable input(s)	Range
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	29,650	6,506	≤ 0 to 2 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.	Market index adjustment	0 to 15%

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline –sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local

Emerging Markets Growth Fund	19

and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $177,322,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, December 31, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$787

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(77)	Net unrealized depreciation on forward currency contracts	$(787)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

20	Emerging Markets Growth Fund

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2018, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Liabilities:
Citibank	$394	$—	$—	$—	$394
JPMorgan Chase	393	—	—	(320)	73
Total	$787	$—	$—	$(320)	$467

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2018, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$ 19,996
Capital loss carryforward*	(20,101)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Emerging Markets Growth Fund	21

As of December 31, 2018, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$522,609
Gross unrealized depreciation on investments	(212,846)
Net unrealized appreciation on investments	309,763
Cost of investments	1,849,829

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Six months ended December 31, 2018						Year ended June 30, 2018
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class M	$27,966		$19,451		$47,417		$30,206		$—	$30,206
Class F-3*	233		165		398		34		—	34
Class R-6*	—	†	—	†	—	†	—	†	—	—	†
Total	$28,199		$19,616		$47,815		$30,240		$—	$30,240

*	Class F-3 and R-6 shares began investment operations on September 1, 2017.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CIInc is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, and American Funds Service Company® (“AFS”), the fund’s transfer agent are affiliated with CIInc. CIInc, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CIInc that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.900% on the first $400 million of daily net assets and decreasing to 0.520% on such assets in excess of $20 billion. For the six months ended December 31, 2018, the investment advisory services fee was $8,698,000, which was equivalent to an annualized rate of 0.755% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CGTC, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CIInc under which the fund compensates CIInc for providing administrative services to Class F-3 and R-6 shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class F-3 and R-6 shares pay an annual fee of 0.05% of their respective average daily net assets.

22	Emerging Markets Growth Fund

For the six months ended December 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Transfer agent services		Administrative services
Class M	$2		$—
Class F-3	—	*	3
Class R-6	—	*	—
Total class-specific expenses	$2		$3

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who were unaffiliated with CIInc may have elected to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $(112,000) in the fund’s statement of operations reflects $74,000 in current fees and a net decrease of $186,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CIInc, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CIInc (or funds managed by certain affiliates of CIInc) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CIInc-managed funds (or funds managed by certain affiliates of CIInc), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended December 31, 2018.

8. Committed line of credit

The fund participates with other funds managed by CIInc (or funds managed by certain affiliates of CIInc) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the six months ended December 31, 2018.

Emerging Markets Growth Fund	23

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended December 31, 2018

Class M	$11,067	1,497	$28,987	4,147	$(112,588)	(14,645)	$(72,534)	(9,001)
Class F-3	14,010	1,935	366	52	(1,317)	(185)	13,059	1,802
Class R-6	—	—	—	—	—	—	—	—
Total net increase (decrease)	$25,077	3,432	$29,353	4,199	$(113,905)	(14,830)	$(59,475)	(7,199)

Year ended June 30, 2018

Class M	$29,867	3,745	$11,039	1,325	$(288,649)	(35,949)	$(247,743)	(30,879)
Class F-3†	6,915	818	25	3	(143)	(17)	6,797	804
Class R-6†	10	1	—	—	—	—	10	1
Total net increase (decrease)	$36,792	4,564	$11,064	1,328	$(288,792)	(35,966)	$(240,936)	(30,074)

*	Includes exchanges between share classes of the fund.
†	Class F-3 and R-6 shares began investment operations on September 1, 2017.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $342,692,000 and $387,028,000, respectively, during the six months ended December 31, 2018.

24	Emerging Markets Growth Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net Investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[2,3]
Class M:
12/31/2018[5,6]	$7.87	$.04	$(.71)	$(.67)	$(.09)	$(.06)	$(.15)	$7.05	(8.41)%[7]	$2,164		.84%[8]		.84%[8]		.98%[8]
6/30/2018	7.34	.09	.53	.62	(.09)	—	(.09)	7.87	8.43	2,487		.87		.87		1.06
6/30/2017	5.92	.09	1.40	1.49	(.07)	—	(.07)	7.34	25.43	2,545		.85		.85		1.40
6/30/2016	6.94	.08	(.93)	(.85)	(.17)	—	(.17)	5.92	(12.09)	2,740		.78		.78		1.44
6/30/2015[9]	7.97	.08	(.71)	(.63)	(.14)	(.26)	(.40)	6.94	(7.71)	4,621		.75		.75		1.12
6/30/2014	7.45	.07	.86	.93	(.10)	(.31)	(.41)	7.97	12.69	6,526		.73		.73		.88
Class F-3:
12/31/2018[5,6]	7.87	.03	(.71)	(.68)	(.09)	(.06)	(.15)	7.04	(8.56)[7]	18		.85	[8]	.85	[8]	.76	[8]
6/30/2018[5,10]	7.82	.11	.03	.14	(.09)	—	(.09)	7.87	1.77 [7]	6		.88	[8]	.88	[8]	1.59	[8]
Class R-6:
12/31/2018[5,6]	7.86	.03	(.70)	(.67)	(.08)	(.06)	(.14)	7.05	(8.39)[7]	—	[11]	1.03	[8]	.90	[8]	.78	[8]
6/30/2018[5,10]	7.82	.07	.06	.13	(.09)	—	(.09)	7.86	1.59 [7]	—	[11]	1.07	[8]	.92	[8]	.99	[8]

	Six months ended December 31,	Year ended June 30
	2018[5,6,7]	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	15%	37%	46%	48%[12]	26%	41%

[1]	Based on average shares outstanding.
[2]	For the year ended June 30, 2017, this reflects the impact of European Union tax reclaims received that resulted in a one-time increase to net investment income. If the reclaim had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower by $.02 and .34 percentage points, respectively.
[3]	This column reflects the impact, if any, of certain reimbursements from CIInc. During some of the periods shown, CIInc reimbursed a portion of miscellaneous fees and expenses and paid a portion of the fund’s transfer agent services fees.
[4]	This ratio does not include acquired fund fees and expenses.
[5]	Based on operations for a period that is less than a full year.
[6]	Unaudited.
[7]	Not annualized.
[8]	Annualized.
[9]	Prior to October 31, 2014, the fund operated as an open-end interval fund, with monthly redemptions and weekly purchases.
[10]	Class F-3 and R-6 shares began investment operations on September 1, 2017.
[11]	Amount less than $1 million.
[12]	The portfolio turnover calculation has been adjusted to exclude the value of securities acquired in connection with the fund’s acquisition of the assets of the Capital Group Emerging Markets Equity Trust (US) on November 6, 2015. Should the calculation not have been subject to such adjustment, the fund’s portfolio turnover ratio would have been 58%.

See notes to financial statements

Emerging Markets Growth Fund	25

Expense example	unaudited

As a fund shareholder, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2018, through December 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	Emerging Markets Growth Fund

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period*	Annualized expense ratio
Class M – actual return	$1,000.00	$915.87	$4.06	.84%
Class M – assumed 5% return	1,000.00	1,020.97	4.28	.84
Class F-3 – actual return	1,000.00	914.36	4.10	.85
Class F-3 – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class R-6 – actual return	1,000.00	916.06	4.35	.90
Class R-6 – assumed 5% return	1,000.00	1,020.01	4.58	.90

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Emerging Markets Growth Fund	27

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date):
307,219,988

Total shares voting on November 28, 2018:
229,466,520       (74.7% of shares outstanding)

The proposal: to elect board members

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
John S. Armour	229,220,948	99.9%	245,572	0.1%
Joseph C. Berenato	229,220,948	99.9	245,572	0.1
Vanessa C. L. Chang	229,220,948	99.9	245,572	0.1
James G. Ellis	229,220,948	99.9	245,572	0.1
Jennifer Feikin	229,220,948	99.9	245,572	0.1
Pablo R. González Guarjardo	182,597,954	79.6	46,868,566	20.4
Leslie Stone Heisz	229,220,948	99.9	245,572	0.1
William D. Jones	229,220,948	99.9	245,572	0.1

28	Emerging Markets Growth Fund

Offices of the fund and of the investment adviser

Capital International, Inc.
11100 Santa Monica Boulevard
Los Angeles, CA 90025-3302

333 South Hope Street
Los Angeles, CA 90071-1406

400 South Hope Street
Los Angeles, CA 90071-2801

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
6455 Irvine Center Drive
Irvine, CA 92618-4518

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

If used as sales material after March 31, 2019, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing. Fund shares offered through American Funds Distributors, Inc.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the Emerging Markets Growth Fund, Inc.’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the Emerging Markets Growth Fund, Inc.’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Principal Executive Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Principal Executive Officer

Date: February 28, 2019

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: February 28, 2019